UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2016

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2016, the Compensation & Human Resources Committee (the "Compensation Committee") of the Board of Directors (the "Board") of Accuride Corporation ("Accuride" or the "Company") approved discretionary cash bonuses for the following Named Executive Officers of the Company:

Name:	Position:	Amount:
Richard F. Dauch	President & CEO	$200,000
Scott D. Hazlett	President / Accuride Wheels	$150,768
Stephen A. Martin	Senior Vice President / General Counsel and HR	$55,781
Gregory A. Risch	President / Gunite	$38,009

Also on March 10, 2016, as part of its long term incentive program ("LTIP"), the Compensation Committee awarded cash awards, which vest both over time and based on performance, in addition to the time-vesting restricted stock units ("RSUs") and performance share units ("PSUs") historically used in making LTIP awards.  The cash awards were added to the 2016 management LTIP in order to deliver the desired target award value without excessive dilution to stockholders or use of shares previously approved for grants under the Company's Second Amended and Restated 2010 Incentive Award Plan.  Each of the PSUs and RSUs entitle the recipients to receive a corresponding number of shares of the Company's common stock on the date of vesting, subject to continued service of the recipient. The PSUs and RSUs were granted under the terms of the Company's Amended and Restated 2010 Incentive Award Plan (the "2010 Incentive Award Plan") and are evidenced by a Performance Share Unit Award Agreement and a Restricted Stock Unit Award Agreement in the forms previously approved by the Compensation Committee and filed with the SEC and described in the Company's proxy.  The time-vesting and performance-vesting cash awards are evidenced by a Cash Bonus Agreement and a Performance Bonus Agreement in the forms filed herewith as Exhibits 10.1 and 10.2, respectively.

The time-vesting cash bonus awards vest annually over a four-year period, with 20% vesting on each of March 5, 2017, March 5, 2018, and March 5, 2019, and the final 40% vesting on March 5, 2020, subject to the employee's continued employment with the Company.  The performance-vesting cash bonus will vest in 2019 if management achieves a specified performance objective over a three-year performance period (2016 through 2018).  The performance-vesting cash awards will vest and be paid out at 50% if the threshold goal is met, 100% at target and 150% if the maximum goal is achieved or exceeded.  If the threshold goal is not achieved, then all the performance cash-award opportunity will be forfeited and none will vest or be paid out.  The PSUs and performance-vesting cash award will vest pro-rata assuming target performance upon a change in control of the Company, as defined in the Company's 2010 Incentive Award Plan, subject to the Committee's discretion to adjust the awards to reflect actual performance up to the date of the change in control. If the awards are assumed or substituted in connection with a change in control of the Company, as defined in the award agreement, the RSUs and time-vesting cash awards will vest if the award recipient experiences a Termination of Service, as defined in the award agreement, by action of the Company without Cause, as defined in the award agreement, within twelve months following the date of the change in control. Unvested cash awards, PSUs and RSUs will be forfeited and any gain received from the shares of common stock received upon vesting in the PSUs and RSUs is recoverable in the event that the recipient engages in certain prohibited activities within 24 months of the receipt of the shares, which include violating any non-compete, non-solicitation, confidential and proprietary information, or non-disclosure agreements or covenants.  The awards to the Company's Named Executive Officers are as follows:

		RSUs (# Shares)	Time-Vesting Cash Bonus	PSUs (# Shares)	Performance-Vesting Cash Bonus
Richard F. Dauch	President & CEO	159,091	$321,068	159,091	$321,068
David G. Adams	President / Brillion Iron Works	29,869	$60,279	29,869	$60,279
Scott D. Hazlett	President / Accuride Wheels	37,729	$76,143	37,729	$76,143
Michael A. Hajost	Senior Vice President / CFO	32,489	$65,567	32,489	$65,567
Stephen A. Martin	Senior Vice President / General Counsel and HR	28,821	$58,164	28,821	$58,164
Gregory A. Risch	President / Gunite	27,772	$56,051	27,772	$56,051

Also on March 10, 2016, the Board approved its annual equity grant to non-employee directors, which vest in full on the first anniversary of the grant date subject to continued service as a director.  In order to deliver the previously disclosed $60,000 target award value without excessive dilution to stockholders or use of shares previously approved for grants under the Company's Second Amended and Restated 2010 Incentive Award Plan, the Board limited the number of RSUs granted and supplemented the equity award to each non-employee director with a cash bonus agreement.  The RSUs were granted under the terms of the Company's 2010 Incentive Award Plan and are evidenced by a Restricted Stock Unit Award Agreement in the form previously approved by the Board and filed with the SEC.  The time-vesting cash awards are evidenced by a Cash Bonus Agreement – Non-Employee Director in the form filed herewith as Exhibits 10.3.  The cash bonus award to the non-employee directors will vest and become payable upon a Change in Control, as defined in the Company's 2010 Incentive Award Plan.

The foregoing descriptions of the forms of the Cash Bonus Agreement, the Performance Bonus Agreement, and the Cash Bonus Agreement – Non-Employee Director do not purport to be complete and are qualified in their entirety by reference to the complete text of the relevant agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this report, and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On March 16, 2016, the Company issued a press release announcing the date and location of its 2016 Annual Meeting of Stockholders, which will be held on Tuesday, April 26, 2016, beginning at 7:30 a.m. Central at the Hilton Chicago O'Hare, 10000 W. O'Hare, Chicago, Illinois.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits

10.1	Form of Performance Bonus Agreement (2016).
10.2	Form of time-vesting Cash Bonus Agreement (2016).
10.3	Form of time-vesting Cash Bonus Agreement - Non-Employee Director (2016).
99.1	Press release, dated March 16, 2016, entitled "Accuride Corporation Sets Date of 2016 Annual Meeting of Stockholders".

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION
/s/ STEPHEN A. MARTIN	Dated: March 16, 2016
Stephen A. Martin
Senior Vice President / General Counsel